Exhibit 99.7

Monthly Operating Report
ACCRUAL BASIS

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

JUDGE:	Russell Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	August	2015
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ H. Thomas Moran II	Trustee
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

H. Thomas Moran II	9/21/2015
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Colette Pieper	CEO
ORIGINAL SIGNATURE OF PREPARER	TITLE

Colette Pieper	9/21/2015
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

COMPARATIVE BALANCE SHEET

	SCHEDULE AMOUNT	JUNE	JULY	AUGUST
ASSETS
1. UNRESTRICTED CASH	$51,248	$34,682	$33,749	$35,458
2. RESTRICTED CASH
3. TOTAL CASH	$51,248	$34,682	$33,749	$35,458
4. ACCOUNTS RECEIVABLE (NET)
5. INVENTORY
6. NOTES RECEIVABLE
7. PREPAID EXPENSES		$214,521	$175,002	$168,482
8. OTHER (ATTACH LIST)	$76,415	$84,665	$84,665	$95,165
9. TOTAL CURRENT ASSETS	$127,664	$333,868	$293,416	$299,105
10. PROPERTY, PLANT & EQUIPMENT	$2,188,639	$2,188,639	$2,188,639	$2,188,639
11. LESS: ACCUMULATED DEPRECIATION/DEPLETION		$(813,966)	$(819,684)	$(825,402)
12. NET PROPERTY, PLANT & EQUIPMENT	$2,188,639	$1,374,672	$1,368,954	$1,363,237
13. DUE FROM INSIDERS
14. OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$166,250	$166,250	$166,250	$166,250
15. OTHER (ATTACH LIST)
16. TOTAL ASSETS	$2,482,552	$1,874,791	$1,828,620	$1,828,592
POSTPETITION LIABILITIES
17. ACCOUNTS PAYABLE		$483,200	$490,264	$513,595
18. TAXES PAYABLE		$27,627	$32,775	$37,923
19. NOTES PAYABLE
20. PROFESSIONAL FEES		$4,418,061	$5,731,430	$6,536,268
21. SECURED DEBT		$8,654	$7,590	$6,521
22. OTHER (ATTACH LIST)
23. TOTAL POSTPETITION LIABILITIES		$4,937,542	$6,262,059	$7,094,306
PREPETITION LIABILITIES
24. SECURED DEBT	$267,505	$99,234	$65,035	$65,035 [1]
25. PRIORITY DEBT	$3,991,351
26. UNSECURED DEBT	$114,283,485	$1,588,832	$1,588,832	$1,588,832 [2]
27. OTHER (ATTACH LIST)
28. TOTAL PREPETITION LIABILITIES	$118,542,341	$1,688,066	$1,653,867	$1,653,867
29. TOTAL LIABILITIES	$118,542,341	$6,625,608	$7,915,926	$8,748,174
EQUITY
30. PREPETITION OWNERS' EQUITY		$(73,722,301)	$(73,722,301)	$(73,722,301)
31. POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(5,320,933)	$(6,691,710)	$(7,556,986)
32. DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$74,292,417	$74,326,705	$74,359,705 [3]
33. TOTAL EQUITY		$(4,750,818)	$(6,087,306)	$(6,919,582)
34. TOTAL LIABILITIES & OWNERS' EQUITY		$1,874,791	$1,828,620	$1,828,592

[1]	Item 24. Secured Debt includes $3,260.33 accrued property tax for the prepetition period, due post petition.
[2]	The Schedule Amount for Item 26. Unsecured Debt includes Intercompany Due To/From LPI shown below in Item 32.
[3]	Intercompany Due To/From Life Partners, Inc.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-1

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

COMPARATIVE BALANCE SHEET

	SCHEDULE AMOUNT	JUNE	JULY	AUGUST
8. OTHER CURRENT ASSETS
8. Pardo Family Holdings Trust (Advance to Price L. Johnson, PC)	$24,441	$31,323	$31,323	$31,323
8. Pardo Family Holdings Trust (Advance to Kyle, Mathis & Lucas, LLP)	$51,975	$53,343	$53,343	$53,343
8. Rent due from Life Partners, Inc.				$10,500
8.
8.
8.
8.
8
8. TOTAL - OTHER CURRENT ASSETS	$76,415	$84,665	$84,665	$95,165
14. OTHER ASSETS - NET OF AMORTIZATION
14. Woolly Mammoth & Other Prehistoric Artifacts	$166,250	$166,250	$166,250	$166,250
14.
14.
14.
14.
14. TOTAL - OTHER ASSETS (Net of Amort.)	$166,250	$166,250	$166,250	$166,250
15. OTHER ASSETS
15.
15.
15.
15.
15.
15.
15.
15.
15.
15. TOTAL - OTHER ASSETS	$-	$-	$-	$-

POSTPETITION LIABILITIES
22.
22.
22.
22.
22.
22.
22 TOTAL - OTHER POSTPETITION LIABILITIES		$-	$-	$-

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

INCOME STATEMENT	MAY	JUNE	JULY	AUGUST
REVENUES
1. GROSS REVENUES
2. LESS: RETURNS & DISCOUNTS
3. NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4. MATERIAL
5. DIRECT LABOR
6. DIRECT OVERHEAD
7. TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8. GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9. OFFICER / INSIDER COMPENSATION
10. SELLING & MARKETING
11. GENERAL & ADMINISTRATIVE	$57,569	$48,295	$47,520	$38,918
12. RENT & LEASE
13. OTHER (ATTACH LIST)	$5,358	$11,060	$10,320	$25,685	[1]
14. TOTAL OPERATING EXPENSES	$62,927	$59,355	$57,840	$64,603
15. INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(62,927)	$(59,355)	$(57,840)	$(64,603)
OTHER INCOME & EXPENSES
16. NON-OPERATING INCOME (ATTACH LIST)	$(22,000)	$(10,000)	$(10,000)	$(10,500)	[2]
17. NON-OPERATING EXPENSE (ATTACH LIST)
18. INTEREST EXPENSE	$179	$46	$131	$36
19. DEPRECIATION / DEPLETION	$5,718	$5,718	$5,718	$5,718
20. AMORTIZATION
21. OTHER (ATTACH LIST)	$0	$0	$0
22. NET OTHER INCOME & EXPENSES	$(16,103)	$(4,236)	$(4,152)	$(4,746)
REORGANIZATION EXPENSES
23. PROFESSIONAL FEES	$3,305,203	$1,111,933	$1,314,994	$804,838
24. U.S. TRUSTEE FEES		$925	$325
25. OTHER (ATTACH LIST)			$1,770	$582	[3]
26. TOTAL REORGANIZATION EXPENSES	$3,305,203	$1,112,858	$1,317,088	$805,420
27. INCOME TAX		$150
28. NET PROFIT (LOSS)	$(3,352,027)	$(1,168,126)	$(1,370,776)	$(865,276)

[1]	Operating Expenses Item 13. Other is Legal & Professional Fees not related to the reorganization.
[2]	Other Income & Expense Item 16. Non-Operating Income includes Rental Income of $10,000 & a $500 late fee.
[3]	Item 25. Other Reorganization Expenses includes fees for transcription services.

Monthly Operating Report

ACCRUAL BASIS-3

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

CASH RECEIPTS AND DISBURSEMENTS	JULY	AUGUST	QUARTER
1. CASH - BEGINNING OF MONTH	$34,682	$33,749
RECEIPTS FROM OPERATIONS
2. CASH SALES			$0
COLLECTION OF ACCOUNTS RECEIVABLE
3. PREPETITION			$0
4. POSTPETITION			$0
5. TOTAL OPERATING RECEIPTS	$0	$0	$0
NON-OPERATING RECEIPTS
6. LOANS & ADVANCES (ATTACH LIST)			$0
7. SALE OF ASSETS			$0
8. OTHER (ATTACH LIST)	$10,000	$5,168	$15,168
9. TOTAL NON-OPERATING RECEIPTS	$10,000	$5,168	$15,168
10. TOTAL RECEIPTS	$10,000	$5,168	$15,168
11. TOTAL CASH AVAILABLE	$44,682	$38,917	$15,168
OPERATING DISBURSEMENTS
12. NET PAYROLL			$0
13. PAYROLL TAXES PAID			$0
14. SALES, USE & OTHER TAXES PAID			$0
15. SECURED / RENTAL / LEASES			$0
16. UTILITIES			$0
17. INSURANCE	$2,476	$2,456	$4,932
18. INVENTORY PURCHASES			$0
19. VEHICLE EXPENSES			$0
20. TRAVEL			$0
21. ENTERTAINMENT			$0
22. REPAIRS & MAINTENANCE			$0
23. SUPPLIES			$0
24. ADVERTISING			$0
25. OTHER (ATTACH LIST)	$5,018	$212	$5,230
26. TOTAL OPERATING DISBURSEMENTS	$7,494	$2,668	$10,162
REORGANIZATION EXPENSES
27. PROFESSIONAL FEES			$0
28. U.S. TRUSTEE FEES	$1,950		$1,950
29. OTHER (ATTACH LIST)	$1,488	$791	$2,279
30. TOTAL REORGANIZATION EXPENSES	$3,438	$791	$4,229
31. TOTAL DISBURSEMENTS	$10,933	$3,459	$14,391
32. NET CASH FLOW	$(933)	$1,709	$777
33. CASH - END OF MONTH	$33,749	$35,458

See Exhibit 1 for disbursements made by Life Partners, Inc. on behalf of Life Partners Holdings, Inc.

Monthly Operating Report

SUPPLEMENT TO

ACCRUAL BASIS-3

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

CASH RECEIPTS AND DISBURSEMENTS	MONTH END 07/31/15	MONTH END 08/31/15	MONTH

OTHER NON-OPERATING RECEIPTS
8. Lease & Rental Income	$10,000
8. Worker's Compensation Dividend		$5,168
8. Total - Non-Operating Receipts	$10,000	$5,168	$-

OTHER OPERATING DISBURSEMENTS
25. Registrar & Transfer Fees	$1,050
25. Filing Fees		$212
25. Web Page Hosting	$3,750
25. Bank Acct Analysis Fee	$219
25. Total - Other Operating Disbursements	$5,018	$212	$-

OTHER REORGANIZATION EXPENSES
29. Transcription Services	$1,488	$791
29.
29. Total - Other Reorganization Expenses	$1,488	$791	$-

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

ACCOUNTS RECEIVABLE AGING	SCHEDULE AMOUNT	JUNE	JULY	AUGUST
1. 0-30
2. 31-60
3. 61-90
4. 91+
5. TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0
6. AMOUNT CONSIDERED UNCOLLECTIBLE
7. ACCOUNTS RECEIVABLE (NET)	$0	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	August 2015

	0-30	31-60	61-90	91+
TAXES PAYABLE	DAYS	DAYS	DAYS	DAYS	TOTAL
1. FEDERAL					$0
2. STATE					$0
3. LOCAL	$37,923				$37,923
4. OTHER (ATTACH LIST)					$0
5. TOTAL TAXES PAYABLE	$37,923	$0	$0	$0	$37,923

6. ACCOUNTS PAYABLE	$9,253	$24,892	$32,972	$446,479	$513,595

STATUS OF POSTPETITION TAXES		MONTH:	August 2015

	BEGINNING	AMOUNT		ENDING
	TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL	LIABILITY	0R ACCRUED	PAID	LIABILITY
1. WITHHOLDING				$0
2. FICA-EMPLOYEE				$0
3. FICA-EMPLOYER				$0
4. UNEMPLOYMENT				$0
5. INCOME				$0
6. OTHER (ATTACH LIST)				$0
7. TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8. WITHHOLDING				$0
9. SALES				$0
10. EXCISE				$0
11. UNEMPLOYMENT				$0
12. REAL PROPERTY	$32,775	$5,148		$37,923	[1]
13. PERSONAL PROPERTY				$0
14. OTHER (ATTACH LIST)				$0
15. TOTAL STATE & LOCAL	$32,775	$5,148	$0	$37,923
16. TOTAL TAXES	$32,775	$5,148	$0	$37,923

[1]	The figures shown here do not include $3,260.33 accrued for the prepetition period of Jan. 1, 2015 thru Jan. 19, 2015.

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

		MONTH:	August 2015
BANK RECONCILIATIONS
	Account #1	Account #2	Account #3
A. BANK:	Bank of America	Alliance Bank	Bank of Texas
B. ACCOUNT NUMBER:	3363	613	3772
C. PURPOSE (TYPE):	DIP Account	MoneyMarket	Checking	TOTAL
1. BALANCE PER BANK STATEMENT			$35,458	$35,458
2. ADD: TOTAL DEPOSITS NOT CREDITED				$0
3. SUBTRACT: OUTSTANDING CHECKS				$0
4. OTHER RECONCILING ITEMS				$0
5. MONTH END BALANCE PER BOOKS	$0	$0	$35,458	$35,458
6. NUMBER OF LAST CHECK WRITTEN	1013		1012

INVESTMENT ACCOUNTS

	DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER	PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11. TOTAL INVESTMENTS			$0	$0

CASH

12. CURRENCY ON HAND				$0

13. TOTAL CASH - END OF MONTH				$35,458

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

MONTH:	August 2015

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
	TYPE OF	AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS		$0	$0

	PROFESSIONALS					[3]
	DATE OF COURT				TOTAL
	ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1. Asset Servicing Group					$561,383
2. Bridgepoint Consulting					$258,119
3. Epiq Bankruptcy Solutions	05/22/15	$1,361,324	$250,000	$373,992	$987,332	[4]
4. Forshey & Prostok, LLP	04/28/15	$154,409		$57,613	$96,796	[1]
5. Kevin Buchanan & Associates	07/01/15	$140,235			$140,235
6. Kim Hinkle, Attorney at Law					$174,713
7. MMS Advisors					$217,600	[2]
8. Munsch, Hardt, Kopf & Harr, P.C.					$1,175,000
9. Phillips Murrah					$150,334
10. Pronske Goolsby & Kathman, P.C.	05/05/15	$128,618		$100,000	$28,618	[1]
11. Thompson & Knight, LLP					$5,353,500
12. Tom Moran, US Trustee					$336,900
13. Smith, Jackson, Boyer & Bovard, PLLC					$53,000
14. Inventus, LLC			$25,000	$25,000		[4]
15. TOTAL PAYMENTS TO PROFESSIONALS			$275,000	$556,606	$9,533,530

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS
	MONTHLY	PAID	TOTAL
	PAYMENTS	DURING	UNPAID
NAME OF CREDITOR	DUE	MONTH	POSTPETITION
1. Bank Direct Capital Finance	$1,105	$1,105	$6,521
2.
3.
4.
5.
6. TOTAL	$1,105	$1,105	$6,521

[1]	The payments reflected here are retainers paid in prior months by Life Partners, Inc.
[2]	MMS Advisors incurred fees and expenses March 13th - May 18th in the estimated amount of $230,000.00 that are not included here since their retention has not been approved for this period of time.
[3]	Professional fees and expenses estimated and accrued prior to May 19th are reflected only on the books of Life Partners Holdings, Inc. Thereafter, professional fees and expenses reflect the estimated aggregate, unallocated fees and expenses for all of the Debtors, and are noted on each of the Debtors MORs.
[4]	Current month payments to professionals were made by Life Partners, Inc.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	Life Partners Holdings, Inc.

CASE NUMBER:	15-40289-rfn-11

MONTH:	August 2015

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Questionnaire Item 10. Past due amounts are mainly professional fees incurred after the filing date.

INSURANCE

		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Directors & Officers	Illinois National	09/01/14 - 08/31/15		[1]
Errors & Omissions	Indian Harbor	09/01/14 - 08/31/15		[1]
Total for Financed thru AFCO			$34,288.35 /month
Commercial Package*	Allied Insurance	06/14/15 - 06/13/16	$1,073.07 /month
Commercial Fine Arts	Travelers Lloyds Insurance	06/14/15 - 06/14/16	$285.10 /month
Cyber Liability	Beazley Insurance	05/12/15 - 06/12/16	$1,104.82 /month

* includes auto, building, edp, excess liability

[1]	This obligation has been paid in full.

Life Partners Holdings Inc	Exhibit 1
Distributions made by Life Partners, Inc. for LPHI Obligations
Period Ending 8/31/15

Number	Date Paid	Vendor	Paid by	Amount Paid	Purpose

wire	8/31/2015	Todd Associates, Inc	LPI wire	$33,000.00	Insurance Payment
			Total Paid	$33,000.00